UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                               _________________

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  December 31, 2008

                             TRANS-LUX CORPORATION
                             ---------------------
             (Exact name of registrant as specified in its charter)


     Delaware                           1-2257                   13-1394750
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(State or other jurisdiction         (Commission                (I.R.S. Employer
 of incorporation)                   File Number)            Identification No.)


                      26 Pearl Street, Norwalk, CT  06850
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (203) 853-4321



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement

                The following agreements have been amended in order to comply with the provisions of Section 409A of the Internal Revenue Code regulations and guidance issued thereunder, including IRS Notice 2007-34 (the 409A Requirements) requiring deferred compensation arrangements as defined therein to be in compliance by December 31, 2008. There has not been any increase in benefits in these agreements.


Item 9.01       Financial Statements and Exhibits

         (d)   Exhibits.

         10.1 Supplemental Executive Retirement Plan dated January 1, 2009, filed herewith.
         10.2 Amended and Restated Employment Agreement with Michael R. Mulcahy dated January 1, 2009, filed herewith.
         10.3 Amended and Restated Employment Agreement with Al Miller dated January 1, 2009, filed herewith.
         10.4 Amendment to Consulting Agreement with Moving Images, LLC dated December 31, 2008.



                                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:


                                           TRANS-LUX CORPORATION



                                           by:   /s/ Angela D. Toppi
                                              --------------------------
                                              Angela D. Toppi
                                              Executive Vice President
                                              and Chief Financial Officer






Dated:  January 6, 2009